LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND
(the “Fund”)

Supplement dated September 21, 2011, to the
Prospectus dated July 29, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective September 21, 2011, the Fund is re-opened to new investors. Accordingly, the Prospectus is revised as follows.

1. On the cover page of the Prospectus, the phrase “(Closed to new investors as of March 11, 2011)” is deleted.

2. In the “Purchase and sale of fund shares” section on page 19 of the Prospectus:

(a) The first sentence of the first paragraph is deleted.

(b) The second sentence of the first paragraph is deleted and replaced with the following:

    The fund may close to investors when the net cash flows into the fund total $1 billion.

3. In the “Additional policies affecting your investment” section on page 56 of the Prospectus, the “Closed fund policies” sub-section is deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG63977-00 (09/11) © 2011 All Rights Reserved